HEARTLAND FINANCIAL USA, INC. DIRECTORS DEFERRED COMPENSATION PLAN Effective Date June 1, 2023

Heartland Financial USA, Inc. Deferred Compensation Plan Page 1 of 22 ARTICLE I Establishment and Purpose ..................................................................................................1 ARTICLE II Definitions............................................................................................................................1 ARTICLE III Eligibility and Participation .................................................................................................4 ARTICLE IV Deferrals...............................................................................................................................5 ARTICLE V Reserved...............................................................................................................................8 ARTICLE VI Payments from Accounts .....................................................................................................8 ARTICLE VII Valuation of Account Balances; Investments ....................................................................11 ARTICLE VIII Administration ...................................................................................................................12 ARTICLE IX Amendment and Termination ............................................................................................14 ARTICLE X Informal Funding ...............................................................................................................14 ARTICLE XI Claims ................................................................................................................................15 ARTICLE XII General Provisions .............................................................................................................20

Heartland Financial USA, Inc. Deferred Compensation Plan Page 1 of 22 ARTICLE I Establishment and Purpose Heartland Financial USA, Inc. (the “Company”) has adopted this Heartland Financial USA, Inc. Directors Deferred Compensation Plan, applicable to non-employee Director compensation deferred under Compensation Deferral Agreements submitted on and after the Effective Date. The purpose of the Plan is to attract and retain qualified outside members of the Board of Directors by providing them with an opportunity to defer receipt of all or a portion of their Director compensation. The Plan is intended to meet the requirements of Code Section 409A and shall be operated and interpreted consistent with that intent. The Plan constitutes an unsecured promise by the Company to pay benefits in the future. Participants in the Plan shall have the status of general unsecured creditors of the Company. The Company shall be solely responsible for payment of the amount deferred under the terms of the Plan. The Plan is unfunded for Federal tax purposes. Any amounts set aside to defray the liabilities assumed by the Company will remain the general assets of the Company and shall remain subject to the claims of the Company’s creditors until such amounts are distributed to the Participants. ARTICLE II Definitions 2.1 Account. Account means a bookkeeping account maintained by the Company to record the payment obligation of the Company to a Participant as determined under the terms of the Plan. The Company may maintain an Account to record the total obligation to a Participant and component Accounts to reflect amounts payable at different times and in different forms. Reference to an Account means any such Account established by the Company, as the context requires. Accounts are unfunded, unsecured obligations of the Company. 2.2 Account Balance. Account Balance means, with respect to any Account, the total payment obligation owed to a Participant from such Account as of the most recent Valuation Date. 2.3 Beneficiary. Beneficiary means a natural person, estate, or trust designated by a Participant in accordance with Section 6.5 hereof to receive payments to which a Beneficiary is entitled in accordance with the provisions of the Plan. 2.4 Board of Directors. Board of Directors means the Board of Directors of the Company. 2.5 Business Day. Business Day means each day on which the New York Stock Exchange is open for business. 2.6 Change in Control. A “Change in Control” shall mean:

Heartland Financial USA, Inc. Deferred Compensation Plan Page 2 of 22 the consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifty-one percent (51%) or more of the combined voting power of the then outstanding voting securities of the Company; or the individuals who are members of the Board of Directors of the Company (the “Board”) cease for any reason during a 12-month rolling period to constitute a majority of the Board, unless the election, or nomination for election by the stockholders, of the replacement directors was approved by a vote of a majority of the Board, and such new directors shall, for purposes of this Agreement, be considered as a member of the Board; or the consummation by the Company of: (1) a merger or consolidation if the stockholders, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty-one percent (51%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation; or (2) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of the Company. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty-one percent (51%) or more of the combined voting power of the then outstanding securities of the Company are acquired by: (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the entity; or (2) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders in the same proportion as their ownership of stock immediately prior to such acquisition. Furthermore, a Change in Control shall not be deemed to occur unless the transaction or transactions giving rise to a Change in Control qualify as a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5) or any successor provision thereto. 2.7 Claimant. Claimant means a Participant or Beneficiary filing a claim under Article XI of this Plan. 2.8 Code. Code means the Internal Revenue Code of 1986, as amended from time to time. 2.9 Code Section 409A. Code Section 409A means section 409A of the Code, and regulations and other guidance issued by the Treasury Department and Internal Revenue Service thereunder. 2.10 Committee. Committee means the Board of Directors or a committee appointed by the Board of Directors to administer the Plan.

Heartland Financial USA, Inc. Deferred Compensation Plan Page 3 of 22 2.11 Company. Company means Heartland Financial USA, Inc. For clarification, any actions specified as able to be taken by the Company may be authorized by the Chief Human Resources Officer of the Company. 2.12 Compensation. Compensation means Director compensation designated by the Committee as Compensation that may be deferred under Section 4.2 of this Plan, excluding any compensation that has been previously deferred under any arrangement subject to Code Section 409A. Compensation excludes stock options, stock appreciation rights and restricted stock grants, but may include grants of restricted stock units issued with respect to the common stock of the Company. 2.13 Compensation Deferral Agreement. Compensation Deferral Agreement means an agreement between a Participant and the Company that specifies: (i) the amount of each component of Compensation that the Participant has elected to defer to the Plan in accordance with the provisions of Article IV, and (ii) the Payment Schedule applicable to one or more Accounts. 2.14 Deferral. Deferral means a credit to a Participant’s Account(s) that records that portion of the Participant’s Compensation that the Participant has elected to defer to the Plan in accordance with the provisions of Article IV. Unless the context of the Plan clearly indicates otherwise, a reference to Deferrals includes Earnings attributable to such Deferrals. 2.15 Director. Director means a non-employee member of the Board of Directors. 2.16 Earnings. Earnings means an adjustment to the value of an Account in accordance with Article VII. 2.17 Effective Date. Effective Date means June 1, 2023. 2.18 Flex Account. Flex Account means a Separation Account or Specified Date Account established under the terms of a Participant’s Compensation Deferral Agreement. Unless the Committee specifies otherwise, a Participant may maintain no more than five (5) Flex Accounts at any one time. 2.19 Participant. Participant means an individual described in Article III. 2.20 Payment Schedule. Payment Schedule means the date as of which payment of an Account under the Plan will commence and the form in which payment of such Account will be made. 2.21 Plan. Plan means “Heartland Financial USA, Inc. Directors Deferred Compensation Plan” as documented herein and as may be amended from time to time hereafter. However, to the extent permitted or required under Code Section 409A, the term Plan in the appropriate context also mean a portion of the Plan that is treated as a single plan under Treas. Reg. Section 1.409A-1(c), or the Plan or portion of the Plan and any other

Heartland Financial USA, Inc. Deferred Compensation Plan Page 4 of 22 nonqualified deferred compensation plan or portion thereof that is treated as a single plan under such section. 2.22 Plan Year. Plan Year means January 1 through December 31. 2.23 Retirement Account. Retirement Account means an Account established by the Company to record Company Contributions and Deferrals allocated to the Retirement Account pursuant to a Participant’s Compensation Deferral Agreement, payable to a Participant upon Separation from Service in accordance with Section 6.3. 2.24 Separation Account. Separation Account means an Account established by the Company in accordance with a Participant’s Compensation Deferral Agreement to record Deferrals allocated to such Account by the Participant and which are payable upon the Participant’s Separation from Service as set forth in Section 6.3. The Committee may limit the number of Separation Accounts that may be maintained at any one time by a Participant, as set forth in the Plan’s enrollment materials. 2.25 Separation from Service. Separation from Service means a Director’s termination of service as a member of the Board of Directors. Separation from Service will be determined in accordance with Treas. Reg. 1.409A-1(h). 2.26 Specified Date Account. Specified Date Account means an Account established by the Company to record the amounts payable in a future year as specified in the Participant’s Compensation Deferral Agreement. The Committee may limit the number of Specified Date Accounts that may be maintained at any one time by a Participant, as set forth in the Plan’s enrollment materials. 2.27 Unforeseeable Emergency. Unforeseeable Emergency means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, the Participant’s dependent (as defined in Code section 152, without regard to section 152(b)(1), (b)(2), and (d)(1)(B)), or a Beneficiary; loss of the Participant’s property due to casualty (including the need to rebuild a home following damage to a home not otherwise covered by insurance, for example, as a result of a natural disaster); or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The types of events which may qualify as an Unforeseeable Emergency may be limited by the Company. 2.28 Valuation Date. Valuation Date means each Business Day. ARTICLE III Eligibility and Participation 3.1 Eligibility and Participation. All Directors may enroll in the Plan. A Director becomes a Participant on the date on which his or her first Compensation Deferral Agreement becomes irrevocable under Article IV.

Heartland Financial USA, Inc. Deferred Compensation Plan Page 5 of 22 3.2 Duration. Directors may submit Compensation Deferral Agreements during an enrollment and remain as Participants for all purposes under this Plan. On and after a Separation from Service, a Participant shall remain a Participant as long as his or her Account Balance is greater than zero (0). All Participants, regardless of status as a sitting Director, will continue to be credited with Earnings and during such time may continue to make allocation elections as provided in Section 7.4. An individual shall cease being a Participant in the Plan when his or her Account has been reduced to zero (0). ARTICLE IV Deferrals 4.1 Deferral Elections, Generally. (a) A Director may make an initial election to defer Compensation by submitting a Compensation Deferral Agreement during the enrollment periods established by the Company and in the manner specified by the Committee, but in any event, in accordance with Section 4.2. Unless an earlier date is specified in the Compensation Deferral Agreement, deferral elections with respect to a Compensation source become irrevocable on the latest date applicable to such Compensation source under Section 4.2. (b) A Compensation Deferral Agreement that is not timely filed with respect to a service period or component of Compensation, or that is submitted by a Participant who Separates from Service prior to the latest date such agreement would become irrevocable under Section 409A, shall be considered null and void and shall not take effect with respect to such item of Compensation. The Company may modify or revoke any Compensation Deferral Agreement prior to the date the election becomes irrevocable under the rules of Section 4.2. (c) The Committee may permit different deferral amounts for each component of Compensation and may establish a minimum or maximum deferral amount for each such component. Unless otherwise specified by the Committee in the Compensation Deferral Agreement, Directors may defer up to (100%) of their fees. If provided for by the Committee in the Compensation Deferral Agreement, restricted stock unit awards and any other Compensation associated with the Director’s performance of services during a Plan Year may also be deferred up to maximum amounts as set forth in the Compensation Deferral Agreement. (d) Deferrals of cash Compensation shall be calculated with respect to the gross cash Compensation payable to the Participant prior to any deductions or withholdings but shall be reduced by the Company as necessary so as not to exceed 100% of the cash Compensation of the Participant remaining after deduction of all required deductions required by law. Changes to payroll withholdings that affect the amount of Compensation being deferred to the Plan shall be allowed only to the extent permissible under Code Section 409A. Deferrals of restricted stock units

Heartland Financial USA, Inc. Deferred Compensation Plan Page 6 of 22 shall be made in whole units with fractional units rounded down to the nearest whole unit. (e) A Director shall specify on his or her Compensation Deferral Agreement the amount of Deferrals and whether to allocate Deferrals to the Retirement Account or to one or more Flex Accounts. If no designation is made, Deferrals shall be allocated to the Retirement Account. 4.2 Timing Requirements for Compensation Deferral Agreements. (a) Initial Eligibility. The Committee may permit a Director to defer Compensation earned in the first year of eligibility. The Compensation Deferral Agreement must be filed within 30 days after the later of (i) both the adoption of this Plan by the Board of Directors and the execution of this Plan document by the Chief Human Resources Officer of the Company or (ii) the date such individual is first seated as a Director and becomes irrevocable not later than the 30th day. A Compensation Deferral Agreement filed under this paragraph applies to Compensation earned after the date that the Compensation Deferral Agreement becomes irrevocable. (b) Prior Year Election. Except as otherwise provided in this Section 4.2, the Committee may permit a Director to defer Compensation by filing a Compensation Deferral Agreement no later than December 31 of the year prior to the year in which the Compensation to be deferred is earned. A Compensation Deferral Agreement filed under this paragraph shall become irrevocable with respect to such Compensation not later than the December 31 filing deadline. (c) Certain Forfeitable Rights. With respect to a legally binding right to a payment in a subsequent year that is subject to a forfeiture condition requiring the Participant’s continued services for a period of at least 12 months from the date the Participant obtains the legally binding right, the Committee may permit a Director to defer such Compensation by filing a Compensation Deferral Agreement on or before the 30th day after the legally binding right to the Compensation accrues, provided that the Compensation Deferral Agreement is submitted at least 12 months in advance of the earliest date on which the forfeiture condition could lapse. The Compensation Deferral Agreement described in this paragraph becomes irrevocable not later than such 30th day. If the forfeiture condition applicable to the payment lapses before the end of such 12-month period as a result of the Participant’s death or disability (as defined in Treas. Reg. Section 1.409A-3(i)(4)) or upon a change in control (as defined in Treas. Reg. Section 1.409A-3(i)(5)), the Compensation Deferral Agreement will be void unless it would be considered timely under another rule described in this Section.

Heartland Financial USA, Inc. Deferred Compensation Plan Page 7 of 22 (d) “Evergreen” Deferral Elections. The Committee, in its discretion, may provide that Compensation Deferral Agreements will continue in effect for subsequent years or performance periods by communicating that intention to Participants in writing prior to the date Compensation Deferral Agreements become irrevocable under this Section 4.2. An evergreen Compensation Deferral Agreement may be revoked or modified in writing prospectively by the Participant or the Committee with respect to Compensation for which such election remains revocable under this Section 4.2. A Compensation Deferral Agreement is deemed to be revoked for subsequent years if the Participant is not a Director as of the last permissible date for making elections under this Section 4.2 or if the Compensation Deferral Agreement is cancelled in accordance with Section 4.6. 4.3 Allocation of Deferrals. A Compensation Deferral Agreement may allocate Deferrals to the Retirement Account or to one or more Flex Accounts. The Committee may, in its discretion, establish in a written communication during enrollment a minimum deferral period for the establishment of a Specified Date Account (for example, the second Plan Year following the year Compensation is first allocated to such Accounts). In the event a Participant’s Compensation Deferral Agreement allocates a component of Compensation to a Specified Date Account that commences payment in the year such Compensation is earned, the Compensation Deferral Agreement shall be deemed to allocate the Deferral to the Participant’s Specified Date Account having the next earliest payment year. If the Participant has no other Specified Date Accounts, the Committee will allocate the Deferral to the Retirement Account. 4.4 Deductions from Pay. The Company has the authority to determine the payroll practices under which any component of Compensation subject to a Compensation Deferral Agreement will be deducted from a Participant’s Compensation. 4.5 Vesting. Participant Deferrals of cash Compensation shall be 100% vested at all times. Deferrals of vesting awards of Compensation shall become vested in accordance with the provisions of the underlying award. 4.6 Cancellation of Deferrals. The Company may cancel a Participant’s Deferrals: (i) for the balance of the Plan Year in which an Unforeseeable Emergency occurs, and (ii) during periods in which the Participant is unable to perform the duties of his or her position or any substantially similar position due to a mental or physical impairment that can be expected to result in death or last for a continuous period of at least six months, provided cancellation occurs by the later of the end of the taxable year of the Participant or the 15 th day of the third month following the date the Participant incurs the disability (as defined in this paragraph (ii)).

Heartland Financial USA, Inc. Deferred Compensation Plan Page 8 of 22 ARTICLE V Reserved. ARTICLE VI Payments from Accounts 6.1 General Rules. A Participant’s Accounts become payable upon the first to occur of the payment events applicable to such Account under Sections 6.2 (if elected) through 6.7. Payment events and Payment Schedules elected by the Participant shall be set forth in a valid Compensation Deferral Agreement that establishes the Account to which such elections apply in accordance with Article IV or in a valid modification election applicable to such Account as described in Section 6.10. Payment amounts are based on Account Balances as of the last Valuation Date of the month next preceding the month actual payment is made. 6.2 Specified Date Accounts. Commencement. Payment is made or begins in the calendar year designated by the Participant. Form of Payment. Payment will be made in a lump sum, unless the Participant elected to receive a designated number of annual installments up to five (5) installments. 6.3 Separation from Service. Upon a Participant’s Separation from Service other than death, the Participant is entitled to receive his or her vested Retirement Account, vested Separation Accounts and the unpaid Account Balances of all Specified Date Accounts. Commencement. All Specified Date Accounts will be paid in the calendar year next following the calendar year in which Separation from Service occurs. Any specified date payment scheduled for the same year Separation from Service occurs will be paid according to the Specified Date election described in Section 6.2. A Participant’s Retirement Account and all Separation Accounts commence payment in the calendar year next following the calendar year in which Separation from Service occurs, unless the Participant elected to receive an Account in a later calendar year. Form of Payment. All Specified Date Accounts will be paid in a lump sum. The Retirement and each Separation Account will be paid in a lump sum unless the Participant elected to receive payment from an Account in a designated number of annual installments not to exceed 5 installments.

Heartland Financial USA, Inc. Deferred Compensation Plan Page 9 of 22 6.4 Reserved 6.5 Death. Notwithstanding anything to the contrary in this Article VI, upon the death of the Participant (regardless of whether such Participant is a Director at the time of death), all remaining vested Account Balances shall be paid to his or her Beneficiary in a single lump sum no later than December 31 of the calendar year following the year of the Participant’s death. (a) Designation of Beneficiary in General. The Participant shall designate a Beneficiary in the manner and on such terms and conditions as the Committee may prescribe. No such designation shall become effective unless filed with the Committee during the Participant’s lifetime. Any designation shall remain in effect until a new designation is filed with the Committee; provided, however, that in the event a Participant designates his or her spouse as a Beneficiary, such designation shall be automatically revoked upon the dissolution of the marriage unless, following such dissolution, the Participant submits a new designation naming the former spouse as a Beneficiary. A Participant may from time to time change his or her designated Beneficiary without the consent of a previously designated Beneficiary by filing a new designation with the Committee. (b) No Beneficiary. If a designated Beneficiary does not survive the Participant, or if there is no valid Beneficiary designation, amounts payable under the Plan upon the death of the Participant shall be paid to the Participant’s spouse, or if there is no surviving spouse, then to the duly appointed and currently acting personal representative of the Participant’s estate. 6.6 Unforeseeable Emergency. A Participant who experiences an Unforeseeable Emergency may submit a written request to the Company to receive payment of all or any portion of his or her vested Accounts. If the emergency need cannot be relieved by cessation of Deferrals to the Plan, the Company may approve an emergency payment therefrom not to exceed the amount reasonably necessary to satisfy the need, taking into account the additional compensation that is available to the Participant as the result of cancellation of deferrals to the Plan, including amounts necessary to pay any taxes or penalties that the Participant reasonably anticipates will result from the payment. The amount of the emergency payment shall be subtracted from the Retirement Account and Separation Accounts and then from the Specified Date Accounts, starting with the Account having the latest commencement date until fully distributed, then continuing in this manner with the next latest Account until the full amount of the distribution is made. Emergency payments shall be paid in a single lump sum within the 90-day period following the date the payment is approved by the Company. The Company may specify that Deferrals will be distributed before any Company Contributions. 6.7 Administrative Cash-Out of Small Balances. Notwithstanding anything to the contrary in this Article VI, the Company may at any time and without regard to whether a payment event has occurred, direct in writing an immediate lump sum payment of the Participant’s Accounts if the balance of such Accounts, combined with any other amounts required to

Heartland Financial USA, Inc. Deferred Compensation Plan Page 10 of 22 be treated as deferred under a single plan pursuant to Code Section 409A, does not exceed the applicable dollar amount under Code Section 402(g)(1)(B), provided any other such aggregated amounts are also distributed in a lump sum at the same time. 6.8 Acceleration of or Delay in Payments. Notwithstanding anything to the contrary in this Article VI, the Company, in its sole and absolute discretion, may elect to accelerate the time or form of payment of an Account, provided such acceleration is permitted under Treas. Reg. Section 1.409A-3(j)(4). The Company may also, in its sole and absolute discretion, delay the time for payment of an Account, to the extent permitted under Treas. Reg. Section 1.409A-2(b)(7). 6.9 Rules Applicable to Installment Payments. If a Payment Schedule specifies installment payments, payments will be made beginning in the designated calendar year and shall continue to be made in each subsequent calendar year until the number of installment payments specified in the Payment Schedule has been paid. The amount of each installment payment shall be determined by dividing (a) by (b), where (a) equals the Account Balance as of the last Valuation Date in the month preceding the month of payment and (b) equals the remaining number of installment payments. Distributions of restricted stock units will be determined under the immediately preceding sentence, with the Account Balance equal to the distributable units and with any fractional units resulting from the calculation rounded down to the next whole unit. For purposes of Section 6.10, installment payments will be treated as a single payment. If an Account is payable in installments, the Account will continue to be credited with Earnings in accordance with Article VII hereof until the Account is completely distributed. 6.10 Modifications to Payment Schedules. A Participant may modify the Payment Schedule with respect to his or her Retirement Account or any Separation Account, consistent with the Payment Schedules available under Section 6.3 of the Plan. Any lump sum payments required under Section 6.3 may not be modified. A Participant may modify the Payment Schedule for any Specified Date Account described in Section 6.2 consistent with the Payment Schedules available under Section 6.2. Any such modification must comply with the requirements of this Section 6.10. (a) Time of Election. The modification election must be submitted to the Committee not less than 12 months prior to the calendar year payments would have commenced under the Payment Schedule in effect prior to modification (the “Prior Election”). (b) Date of Payment under Modified Payment Schedule. The date payments are to commence under the modified Payment Schedule must be no earlier than five calendar years after the calendar year payment would have commenced under the Prior Election. Under no circumstances may a modification election result in an acceleration of payments in violation of Code Section 409A. If the Participant

Heartland Financial USA, Inc. Deferred Compensation Plan Page 11 of 22 modifies only the form, and not the commencement year for payment, payments shall commence on the fifth calendar year following the calendar year in which payment would have commenced under the Prior Election. (c) Irrevocability; Effective Date. A modification election is irrevocable when filed and becomes effective 12 months after the filing date. (d) Effect on Accounts. An election to modify a Payment Schedule is specific to the Account or payment event to which it applies and shall not be construed to affect the Payment Schedules or payment events of any other Accounts. ARTICLE VII Valuation of Account Balances; Investments 7.1 Valuation. Deferrals shall be credited to appropriate Accounts on the date such Compensation would have been paid to the Participant absent the Compensation Deferral Agreement. Valuation of Accounts shall be performed under procedures approved by the Company. 7.2 Earnings Credit. Each Account will be credited with Earnings on each Business Day, based upon the Participant’s investment allocation among a menu of investment options selected in advance by the Company, in accordance with the provisions of this Article VII (“investment allocation”). 7.3 Investment Options. Investment options will be determined by the Company, which may, in its sole discretion, add or remove investment options from the Plan menu from time to time, provided that any such additions or removals of investment options shall not be effective with respect to any period prior to the effective date of such change. 7.4 Investment Allocations. A Participant’s investment allocation constitutes a deemed, not actual, investment among the investment options comprising the investment menu. At no time shall a Participant have any real or beneficial ownership in any investment option included in the investment menu, nor shall the Company or any trustee acting on its behalf have any obligation to purchase actual securities as a result of a Participant’s investment allocation. A Participant’s investment allocation shall be used solely for purposes of adjusting the value of a Participant’s Account Balances. Subject to Section 7.6, a Participant shall specify an investment allocation for each of his Accounts in accordance with procedures established by the Committee. Allocation among the investment options must be designated in increments of 1%. The Participant’s investment allocation will become effective on the same Business Day or, in the case of investment allocations received after a time specified by the Company, the next Business Day. A Participant may change an investment allocation on any Business Day, both with respect to future credits to the Plan and with respect to existing Account Balances, in

Heartland Financial USA, Inc. Deferred Compensation Plan Page 12 of 22 accordance with procedures adopted by the Company. Changes shall become effective on the same Business Day or, in the case of investment allocations received after a time specified by the Company, the next Business Day, and shall be applied prospectively. 7.5 Unallocated Deferrals and Accounts. If the Participant fails to make an investment allocation with respect to an Account, such Account shall be invested in an investment option, the primary objective of which is the preservation of capital, as determined by the Company. 7.6 Stock Units. Deferrals of restricted stock units shall remain allocated to stock units while credited to a Participant’s Account(s) and may not be re-allocated to any other investment option under this Plan. Accounts holding vested restricted stock units shall be credited with dividend equivalents in the same amount as actual dividends credited with respect to the Company’s common stock. Dividend equivalents so credited shall be converted to stock units based on the closing price of the company’s common shares on the date dividends are paid. Dividend equivalents shall be treated as Earnings and not as additional grants of restricted stock units. For the avoidance of doubt, cash Deferrals may not be allocated to stock units. Such stock units will be paid from the Plan in whole shares of the common stock of the Company, with each unit equal to one share of common stock with any fractional units in the final payment from an Account paid in cash. 7.7 Valuations Final After 180 Days. The Participant shall have 180 days following the Valuation Date on which the Participant failed to receive the full amount of Earnings and to file a claim under Article XI for the correction of such error. ARTICLE VIII Administration 8.1 Plan Administration. This Plan shall be administered by the Company, which shall have discretionary authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and to utilize its discretion to decide or resolve any and all questions, including but not limited to eligibility for benefits and interpretations of this Plan and its terms, as may arise in connection with the Plan. Claims for benefits shall be filed with the Company and resolved in accordance with the claims procedures in Article XI. 8.2 Administration Upon Change in Control. Upon a Change in Control, the Committee, as constituted immediately prior to such Change in Control, shall continue to act as the Committee. The Committee, by a vote of a majority of its members, shall have the authority (but shall not be obligated) to appoint an independent third party to act as the Committee. Upon such Change in Control, the Company may not remove the Committee or its members, unless a majority of Participants and Beneficiaries with Account Balances

Heartland Financial USA, Inc. Deferred Compensation Plan Page 13 of 22 consent to the removal and replacement of the Committee. Notwithstanding the foregoing, the Committee shall not have authority to direct investment of trust assets under any rabbi trust described in Section 10.2. The Company shall, with respect to the Committee identified under this Section: (i) pay all reasonable expenses and fees of the Committee, (ii) indemnify the Committee (including individuals serving as Committee members) against any costs, expenses and liabilities including, without limitation, attorneys’ fees and expenses arising in connection with the performance of the Committee’s duties hereunder, except with respect to matters resulting from the Committee’s gross negligence or willful misconduct, and (iii) supply full and timely information to the Committee on all matters related to the Plan, any rabbi trust, Participants, Beneficiaries and Accounts as the Committee may reasonably require. 8.3 Withholding. The Company shall have the right to withhold from any payment due under the Plan (or with respect to any amounts credited to the Plan) any taxes required by law to be withheld in respect of such payment (or credit). Withholdings with respect to amounts credited to the Plan shall be deducted from Compensation that has not been deferred to the Plan. 8.4 Indemnification. The Company shall indemnify and hold harmless each employee, officer, director, agent or organization, to whom or to which are delegated duties, responsibilities, and authority under the Plan or otherwise with respect to administration of the Plan, including, without limitation, the Committee, its delegees and its agents, against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon him or it (including but not limited to reasonable attorney fees) which arise as a result of his or its actions or failure to act in connection with the operation and administration of the Plan to the extent lawfully allowable and to the extent that such claim, liability, fine, penalty, or expense is not paid for by liability insurance purchased or paid for by the Company. Notwithstanding the foregoing, the Company shall not indemnify any person or organization if his or its actions or failure to act are due to gross negligence or willful misconduct or for any such amount incurred through any settlement or compromise of any action unless the Company consents in writing to such settlement or compromise. 8.5 Delegation of Authority. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who shall be legal counsel to the Company. 8.6 Binding Decisions or Actions. The decision or action of the Committee or the Company in respect of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations thereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

Heartland Financial USA, Inc. Deferred Compensation Plan Page 14 of 22 ARTICLE IX Amendment and Termination 9.1 Amendment and Termination. The Board of Directors of the Company may at any time and from time to time amend the Plan or may terminate the Plan as provided in this Article IX. The Board of Directors of the Company may also terminate its participation in the Plan. 9.2 Amendments. The Company, by action taken by its Board of Directors, may amend the Plan at any time and for any reason, provided that any such amendment shall not reduce the vested Account Balances of any Participant accrued as of the date of any such amendment or restatement (as if the Participant had incurred a voluntary Separation from Service on such date). The Board of Directors of the Company may delegate to the Committee the authority to amend the Plan without the consent of the Board of Directors for the purpose of: (i) conforming the Plan to the requirements of law; (ii) facilitating the administration of the Plan; (iii) clarifying provisions based on the Committee’s interpretation of the Plan documents; and (iv) making such other amendments as the Board of Directors may authorize. 9.3 Termination. The Company, by action taken by its Board of Directors, may terminate the Plan and pay Participants and Beneficiaries their Account Balances in a single lump sum at any time, to the extent and in accordance with Treas. Reg. Section 1.409A-3(j)(4)(ix). 9.4 Accounts Taxable Under Code Section 409A. The Plan is intended to constitute a plan of deferred compensation that meets the requirements for deferral of income taxation under Code Section 409A. The Company, pursuant to its authority to interpret the Plan, may sever from the Plan or any Compensation Deferral Agreement any provision or exercise of a right that otherwise would result in a violation of Code Section 409A. ARTICLE X Informal Funding 10.1 General Assets. Obligations established under the terms of the Plan may be satisfied from the general funds of the Company, or a trust described in this Article X. No Participant, spouse or Beneficiary shall have any right, title or interest whatever in the assets of the Company. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Director, spouse, or Beneficiary. To the extent that any person acquires a right to receive payments hereunder, such rights are no greater than the right of an unsecured general creditor of the Company. 10.2 Rabbi Trust. The Company may, in its sole discretion, establish a grantor trust, commonly known as a rabbi trust, as a vehicle for accumulating assets to pay benefits under the Plan. Payments under the Plan may be paid from the general assets of the Company or from the assets of any such rabbi trust. Payment from any such source shall reduce the obligation owed to the Participant or Beneficiary under the Plan.

Heartland Financial USA, Inc. Deferred Compensation Plan Page 15 of 22 If a rabbi trust is in existence upon the occurrence of a “change in control”, as defined in such trust, the Company shall, upon such change in control, and on each anniversary of the change in control, contribute in cash or liquid securities such amounts as are necessary so that the value of assets after making the contributions exceed 125% of the total value of all Account Balances. ARTICLE XI Claims 11.1 Filing a Claim. Any controversy or claim arising out of or relating to the Plan shall be filed in writing with the Company which shall make all determinations concerning such claim. Any claim filed with the Company and any decision by the Company denying such claim shall be in writing and shall be delivered to the Participant or Beneficiary filing the claim (the “Claimant”). Notice of a claim for payments shall be delivered to the Company within 90 days of the latest date upon which the payment could have been timely made in accordance with the terms of the Plan and Code Section 409A, and if not paid, the Participant or Beneficiary must file a claim under this Article XI not later than 180 days after such latest date. If the Participant or Beneficiary fails to file a timely claim, the Participant forfeits any amounts to which he or she may have been entitled to receive under the claim. (a) In General. Notice of a denial of benefits will be provided within 90 days of the Company’s receipt of the Claimant's claim for benefits. If the Company determines that it needs additional time to review the claim, the Company will provide the Claimant with a notice of the extension before the end of the initial 90-day period. The extension will not be more than 90 days from the end of the initial 90-day period and the notice of extension will explain the special circumstances that require the extension and the date by which the Company expects to make a decision. (b) Contents of Notice. If a claim for benefits is completely or partially denied, notice of such denial shall be in writing. Any electronic notification shall comply with the standards imposed by Department of Labor Regulation 29 CFR 2520.104b- 1(c)(1)(i), (iii), and (iv). The notice of denial shall set forth the specific reasons for denial in plain language. The notice shall: (i) cite the pertinent provisions of the Plan document, and (ii) explain, where appropriate, how the Claimant can perfect the claim, including a description of any additional material or information necessary to complete the claim and why such material or information is necessary. The claim denial also shall include an explanation of the claims review procedures and the time limits applicable to such procedures, including the right to appeal the decision, the deadline by which such appeal must be filed and a statement of the Claimant’s right to bring a civil action following an adverse decision on appeal and the specific date by which such a civil action must commence under Section 11.4.

Heartland Financial USA, Inc. Deferred Compensation Plan Page 16 of 22 11.2 Appeal of Denied Claims. A Claimant whose claim has been completely or partially denied shall be entitled to appeal the claim denial by filing a written appeal with a committee designated to hear such appeals (the “Appeals Committee”). A Claimant who timely requests a review of the denied claim (or his or her authorized representative) may review, upon request and free of charge, copies of all documents, records and other information relevant to the denial and may submit written comments, documents, records and other information relating to the claim to the Appeals Committee. All written comments, documents, records, and other information shall be considered “relevant” if the information: (i) was relied upon in making a benefits determination, (ii) was submitted, considered or generated in the course of making a benefits decision regardless of whether it was relied upon to make the decision, or (iii) demonstrates compliance with administrative processes and safeguards established for making benefit decisions. The review shall take into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The Appeals Committee may, in its sole discretion and if it deems appropriate or necessary, decide to hold a hearing with respect to the claim appeal. (a) In General. Appeal of a denied benefits claim must be filed in writing with the Appeals Committee no later than 60 days after receipt of the written notification of such claim denial. The Appeals Committee shall make its decision regarding the merits of the denied claim within 60 days following receipt of the appeal (or within 120 days after such receipt, in a case where there are special circumstances requiring extension of time for reviewing the appealed claim). If an extension of time for reviewing the appeal is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the commencement of the extension. The notice will indicate the special circumstances requiring the extension of time and the date by which the Appeals Committee expects to render the determination on review. The review will take into account comments, documents, records and other information submitted by the Claimant relating to the claim without regard to whether such information was submitted or considered in the initial benefit determination. (b) Contents of Notice. If a benefits claim is completely or partially denied on review, notice of such denial shall be in writing. Any electronic notification shall comply with the standards imposed by Department of Labor Regulation 29 CFR 2520.104b-1(c)(1)(i), (iii), and (iv). Such notice shall set forth the reasons for denial in plain language. The decision on review shall set forth: (i) the specific reason or reasons for the denial, (ii) specific references to the pertinent Plan provisions on which the denial is based, (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, or other information relevant (as defined above) to the Claimant’s claim, and (iv) a statement of the Claimant’s right to bring an action following an adverse decision

Heartland Financial USA, Inc. Deferred Compensation Plan Page 17 of 22 on review and the specific date by which such a civil action must commence under Section 11.4. 11.3 Claims Appeals Upon Change in Control. Upon a change in control, the Appeals Committee, as constituted immediately prior to such change in control, shall continue to act as the Appeals Committee. The Company may not remove any member of the Appeals Committee but may replace resigning members if 2/3rds of the members of the Board of Directors of the Company and a majority of Participants and Beneficiaries with Account Balances consent to the replacement. The Appeals Committee shall have the exclusive authority at the appeals stage to interpret the terms of the Plan and resolve appeals under the Claims Procedure. The Company shall, with respect to the Committee identified under this Section: (i) pay its proportionate share of all reasonable expenses and fees of the Appeals Committee, (ii) indemnify the Appeals Committee (including individual committee members) against any costs, expenses and liabilities including, without limitation, attorneys’ fees and expenses arising in connection with the performance of the Appeals Committee hereunder, except with respect to matters resulting from the Appeals Committee’s gross negligence or willful misconduct, and (iii) supply full and timely information to the Appeals Committee on all matters related to the Plan, any rabbi trust, Participants, Beneficiaries and Accounts as the Appeals Committee may reasonably require. 11.4 Legal Action. A Claimant may not bring any legal action, including commencement of any arbitration, relating to a claim for benefits under the Plan unless and until the Claimant has followed the claims procedures under the Plan and exhausted his or administrative remedies under Sections 11.1 and 11.2. No such legal action may be brought more than twelve (12) months following the notice of denial of benefits under Section 11.2, or if no appeal is filed by the applicable appeals deadline, twelve (12) months following the appeals deadline. If a Participant or Beneficiary prevails in a legal proceeding brought under the Plan to enforce the rights of such Participant or any other similarly situated Participant or Beneficiary, in whole or in part, the Company shall reimburse such Participant or Beneficiary for all legal costs, expenses, attorneys’ fees and such other liabilities incurred as a result of such proceedings. If the legal proceeding is brought in connection with a change in control (including a “change in control” as defined in a rabbi trust described in Section 10.2) the Participant or Beneficiary may file a claim directly with the trustee for reimbursement of such costs, expenses and fees. For purposes of the preceding sentence, the amount of the claim shall be treated as if it were an addition to the Participant’s or Beneficiary’s Account Balance and will be included in determining the Company’s trust funding obligation under Section 10.2. 11.5 Discretion of Appeals Committee. All interpretations, determinations and decisions of the Appeals Committee with respect to any claim shall be made in its sole discretion and shall be final and conclusive.

Heartland Financial USA, Inc. Deferred Compensation Plan Page 18 of 22 11.6 Arbitration. (a) Prior to Change in Control. If, prior to a change in control, any claim or controversy between the Company and a Participant or Beneficiary is not resolved through the claims procedure set forth in Article XI, such claim shall be submitted to and resolved exclusively by expedited binding arbitration by a single arbitrator. Arbitration shall be conducted in accordance with the following procedures: The complaining party shall promptly send written notice to the other party identifying the matter in dispute and the proposed remedy. Following the giving of such notice, the parties shall meet and attempt in good faith to resolve the matter. In the event the parties are unable to resolve the matter within 21 days, the parties shall meet and attempt in good faith to select a single arbitrator acceptable to both parties. If a single arbitrator is not selected by mutual consent within ten Business Days following the giving of the written notice of dispute, an arbitrator shall be selected from a list of nine persons each of whom shall be an attorney who is either engaged in the active practice of law or recognized arbitrator and who, in either event, is experienced in serving as an arbitrator in disputes between employers and employees, which list shall be provided by the main office of either JAMS, the American Arbitration Association (“AAA”) or the Federal Mediation and Conciliation Service. If, within three Business Days of the parties’ receipt of such list, the parties are unable to agree on an arbitrator from the list, then the parties shall each strike names alternatively from the list, with the first to strike being determined by the flip of a coin. After each party has had four strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected. Unless the parties agree otherwise, within 60 days of the selection of the arbitrator, a hearing shall be conducted before such arbitrator at a time and a place agreed upon by the parties. In the event the parties are unable to agree upon the time or place of the arbitration, the time and place shall be designated by the arbitrator after consultation with the parties. Within 30 days of the conclusion of the arbitration hearing, the arbitrator shall issue an award, accompanied by a written decision explaining the basis for the arbitrator’s award. In any arbitration hereunder, the Company shall pay all administrative fees of the arbitration and all fees of the arbitrator, except that the Participant or Beneficiary may, if he/she/it wishes, pay up to one-half of those amounts. Each party shall pay its own attorneys’ fees, costs, and expenses, unless the arbitrator orders otherwise. The prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by law, to reimbursement from the other party for all of the prevailing party’s costs (including but not limited to the arbitrator’s compensation), expenses, and attorneys’ fees. The arbitrator shall have no authority to add to or to

Heartland Financial USA, Inc. Deferred Compensation Plan Page 19 of 22 modify this Plan, shall apply all applicable law, and shall have no lesser and no greater remedial authority than would a court of law resolving the same claim or controversy. The arbitrator shall have no authority to add to or to modify this Plan, shall apply all applicable law, and shall have no lesser and no greater remedial authority than would a court of law resolving the same claim or controversy. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that it would be entitled to summary judgment if the matter had been pursued in court litigation. The parties shall be entitled to discovery as follows: Each party may take no more than three depositions. The Company may depose the Participant or Beneficiary plus two other witnesses, and the Participant or Beneficiary may depose the Company, pursuant to Rule 30(b)(6) of the Federal Rules of Civil Procedure, plus two other witnesses. Each party may make such reasonable document discovery requests as are allowed in the discretion of the arbitrator. The decision of the arbitrator shall be final, binding, and non-appealable, and may be enforced as a final judgment in any court of competent jurisdiction. This arbitration provision of the Plan shall extend to claims against any parent, subsidiary, or affiliate of each party, and, when acting within such capacity, any officer, director, shareholder, Participant, Beneficiary, or agent of any party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law or under this Plan. Notwithstanding the foregoing, and unless otherwise agreed between the parties, either party may apply to a court for provisional relief, including a temporary restraining order or preliminary injunction, on the ground that the arbitration award to which the applicant may be entitled may be rendered ineffectual without provisional relief. Any arbitration hereunder shall be conducted in accordance with the Federal Arbitration Act: provided, however, that, in the event of any inconsistency between the rules and procedures of the Act and the terms of this Plan, the terms of this Plan shall prevail. If any of the provisions of this Section 11.6(a) are determined to be unlawful or otherwise unenforceable, in the whole part, such determination shall not affect the validity of the remainder of this section and this section shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration. If a court should find that the provisions of this Section 11.6(a) are not absolutely binding, then the parties intend any arbitration decision and award to be fully

Heartland Financial USA, Inc. Deferred Compensation Plan Page 20 of 22 admissible in evidence in any subsequent action, given great weight by any finder of fact and treated as determinative to the maximum extent permitted by law. The parties do not agree to arbitrate any putative class action or any other representative action. The parties agree to arbitrate only the claims(s) of a single Participant or Beneficiary. (b) Upon Change in Control. Upon a change in control, Section 11.6(a) shall not apply and any legal action initiated by a Participant or Beneficiary to enforce his or her rights under the Plan may be brought in any court of competent jurisdiction. Notwithstanding the Appeals Committee’s discretion under Sections 11.3 and 11.5, the court shall apply a de novo standard of review to any prior claims decision under Sections 11.1 through 11.3 or any other determination made by the Company, its Board of Directors, the Company, the Committee, or the Appeals Committee. ARTICLE XII General Provisions 12.1 Assignment. No interest of any Participant, spouse or Beneficiary under this Plan and no benefit payable hereunder shall be assigned as security for a loan, and any such purported assignment shall be null, void and of no effect, nor shall any such interest or any such benefit be subject in any manner, either voluntarily or involuntarily, to anticipation, sale, transfer, assignment or encumbrance by or through any Participant, spouse or Beneficiary. Notwithstanding anything to the contrary herein, however, the Company has the discretion to make payments to an alternate payee in accordance with the terms of a domestic relations order (as defined in Code Section 414(p)(1)(B)). The Company may assign any or all of its liabilities under this Plan in connection with any restructuring, recapitalization, sale of assets or other similar transactions affecting the Company without the consent of the Participant. 12.2 No Legal or Equitable Rights or Interest. No Participant or other person shall have any legal or equitable rights or interest in this Plan that are not expressly granted in this Plan. Participation in this Plan does not give any person any right to be retained in the service of the Company. The Company make no representations or warranties as to the tax consequences to a Participant or a Participant’s beneficiaries resulting from a deferral of income pursuant to the Plan. 12.3 No Employment Contract. Nothing contained herein shall be construed to constitute a contract of employment between a Director and the Company. 12.4 Notice. Any notice or filing required or permitted to be delivered to the Company or the Committee under this Plan shall be delivered in writing, in person, or through such electronic means as is established by the Company. Notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark

Heartland Financial USA, Inc. Deferred Compensation Plan Page 21 of 22 on the receipt for registration or certification. Written transmission shall be sent by certified mail to: HEARTLAND FINANCIAL USA, INC. 1398 CENTRAL AVE. DUBUQUE, IA 52001 ATTN: CHIEF HUMAN RESOURCES OFFICER Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing or hand-delivered or sent by mail to the last known address of the Participant. 12.5 Headings. The headings of Sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control. 12.6 Invalid or Unenforceable Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Company may elect in its sole discretion to construe such invalid or unenforceable provisions in a manner that conforms to applicable law or as if such provisions, to the extent invalid or unenforceable, had not been included. 12.7 Lost Participants or Beneficiaries. Any Participant or Beneficiary who is entitled to a benefit from the Plan has the duty to keep the Company advised of his or her current mailing address. If benefit payments are returned to the Plan or are not presented for payment after a reasonable amount of time, the Company shall presume that the payee is missing. The Company, after making such efforts as in its discretion it deems reasonable and appropriate to locate the payee, shall stop payment on any uncashed checks and may discontinue making future payments until contact with the payee is restored . If the Company is unable to locate the Participant or Beneficiary after five years of the date payment is scheduled to be made, provided that a Participant’s Account shall not be credited with Earnings following the first anniversary of such date on which payment is to be made and further provided, however, that such benefit shall be reinstated, without further adjustment for interest, if a valid claim is made by or on behalf of the Participant or Beneficiary for all or part of the forfeited benefit. 12.8 Facility of Payment to a Minor. If a distribution is to be made to a minor, or to a person who is otherwise incompetent, then the Company may, in its discretion, make such distribution: (i) to the legal guardian, or if none, to a parent of a minor payee with whom the payee maintains his or her residence, or (ii) to the conservator or committee or, if none, to the person having custody of an incompetent payee. Any such distribution shall fully discharge the Committee, the Company, and the Plan from further liability on account thereof.

Heartland Financial USA, Inc. Deferred Compensation Plan Page 22 of 22 12.9 Governing Law. The laws of the State of Delaware shall govern the construction and administration of the Plan. 12.10 Compliance With Code Section 409A; No Guarantee. This Plan is intended to be administered in compliance with Code Section 409A and each provision of the Plan shall be interpreted consistent with Code Section 409A. Although intended to comply with Code Section 409A, this Plan shall not constitute a guarantee to any Participant or Beneficiary that the Plan in form or in operation will result in the deferral of federal or state income tax liabilities or that the Participant or Beneficiary will not be subject to the additional taxes imposed under Section 409A. The Company shall not have any legal obligation to a Participant with respect to taxes imposed under Code Section 409A. IN WITNESS WHEREOF, the undersigned executed this Plan as of the 13th day of June 2023, to be effective as of the Effective Date. HEARTLAND FINANCIAL USA, INC. Deb Deters, EVP, Chief Human Resources Officer